UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT MAY 31, 2019

Spirit of America Energy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, David Lerner Associates Inc. or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your investment counselor at David Lerner Associates Inc. or, if you hold your shares directly through the Fund, by calling Shareholder Services at (800) 452-4892.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this document or by contacting your investment counselor at David Lerner Associates Inc. If you hold your shares directly through the Fund, you may call Shareholder Services at (800) 452-4892. Your election to receive reports in paper will apply to all funds held within the fund family.

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Average Annual Returns (Unaudited) For the periods ended May 31, 2019
	Six Months	1 Year	3 Year	Since Inception (July 10, 2014)
Class A Shares — no load	1.33%	(6.99)%	(0.11)%	(9.70)%
Class A Shares — with load	(4.46)%	(12.34)%	(2.06)%	(10.78)%
Class C Shares — no load[1]	0.93%	(7.73)%	(0.84)%	(10.53)%
Class C Shares — with load[1]	0.01%	(8.51)%	(0.84)%	(10.53)%
S&P 500 Index[2]	0.74%	3.78%	11.72%	9.36%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution per share policy of $1.6875 per year payable in twelve payments of $0.140625; two payments in January and one payment in each of February through November.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions.

The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

ENERGY FUND	1

SCHEDULE OF INVESTMENTS | MAY 31, 2019 (UNAUDITED)

	Shares	Market Value
Master Limited Partnership — Common Stocks 66.74%

Gas Utilities 0.50%
AmeriGas Partners LP	67,620	$2,294,347

Oil & Gas Equipment & Services 3.24%
USA Compression Partners LP	861,917	14,712,923

Oil & Gas Exploration & Production 3.41%
Black Stone Minerals LP	201,205	3,285,678
Viper Energy Partners LP	436,506	12,222,168
		15,507,846
Oil & Gas Storage & Transportation 59.59%
Andeavor Logistics LP	270,570	9,437,482
BP Midstream Partners LP	162,296	2,366,276
Buckeye Partners LP	135,547	5,524,896
Cheniere Energy Partners LP	575,484	24,020,702
CNX Midstream Partners LP	514,090	7,536,559
Crestwood Equity Partners LP	383,284	13,618,080
DCP Midstream LP	205,180	6,241,576
Enable Midstream Partners LP	594,808	7,726,556
Energy Transfer Equity LP	1,238,970	17,023,448
Enterprise Products Partners LP	780,774	21,775,787
EQT Midstream Partners LP	240,553	10,367,834
Genesis Energy LP	233,592	5,096,977
Global Partners LP	99,897	1,985,952
Golar LNG Partners LP	119,913	1,346,623
Hess Midstream Partners LP	254,835	4,918,315
Holly Energy Partners LP	141,769	3,769,638
Magellan Midstream Partners LP	262,950	16,171,425
MPLX LP	565,203	17,283,908
NGL Energy Partners LP	151,508	2,248,379
Noble Midstream Partners LP	288,569	8,729,212
PBF Logistics LP	70,625	1,419,562
Phillips 66 Partners LP	337,939	16,214,313
Plains All American Pipeline LP	495,849	11,211,146
Shell Midstream Partners LP	673,383	14,161,244
Sprague Resources LP	196,582	3,394,971
Sunoco LP	209,429	6,274,493
Tallgrass Energy LP	281,787	6,703,713
TC PipeLines LP	72,869	2,640,044
Teekay LNG Partners LP	216,461	2,842,133
Western Midstream Partners LP	646,795	18,879,946
		270,931,190
Total Master Limited Partnership — Common Stocks
(Cost $293,755,597)		303,446,306

Common Stocks 33.13%

Gas Utilities 1.10%
UGI Corporation	97,250	5,019,072

See accompanying notes which are an integral part of these financial statements

2	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.) | MAY 31, 2019 (UNAUDITED)

	Shares	Market Value
Integrated Oil & Gas 3.44%
Chevron Corporation	75,800	$8,629,830
Exxon Mobil Corporation	62,265	4,406,494
Occidental Petroleum Corporation	51,950	2,585,551
		15,621,875
Multi-Utilities 1.10%
Dominion Energy, Inc.	66,222	4,978,570

Oil & Gas Exploration & Production 1.01%
Marathon Oil Corporation	178,333	2,345,079
Parsley Energy, Inc., Class A(a)	127,050	2,265,301
		4,610,380
Oil & Gas Refining & Marketing 4.57%
Marathon Petroleum Corporation	143,611	6,604,670
Phillips 66	80,237	6,483,150
Valero Energy Corporation	109,064	7,678,106
		20,765,926
Oil & Gas Storage & Transportation 21.91%
Antero Midstream Corporation	1,198,916	14,650,754
Cheniere Energy, Inc.(a)	27,820	1,757,668
Enbridge, Inc.	378,132	13,941,727
EnLink Midstream, LLC	789,122	8,191,086
Kinder Morgan, Inc.	1,030,212	20,552,729
ONEOK, Inc.	217,198	13,818,137
Plains GP Holdings, LP, Class A	62,500	1,407,500
Targa Resources Corporation	229,330	8,820,032
TC Energy Corporation	27,550	1,341,134
Williams Companies, Inc. (The)	574,532	15,156,154
		99,636,921
Total Common Stocks
(Cost $156,037,018)		150,632,744

Money Market Funds 1.18%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 2.29%(b)	5,364,703	5,364,703
Total Money Market Funds
(Cost $5,364,703)		5,364,703

Total Investments — 101.05%
(Cost $455,157,318)		459,443,753
Liabilities in Excess of Other Assets — (1.05)%		(4,790,848)
NET ASSETS — 100.00%		$454,652,905

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of May 31, 2019.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	3

STATEMENT OF ASSETS AND LIABILITIES | MAY 31, 2019 (UNAUDITED)

ASSETS
Investments in securities at value (cost $455,157,318)	$459,443,753
Receivable for Fund shares sold	3,155,008
Dividends and interest receivable	582,163
Income tax receivable	52,020
Prepaid Franchise tax expense	22,766
Other Prepaid Expenses	92,042
TOTAL ASSETS	463,347,752

LIABILITIES
Payable for Fund shares redeemed	474,053
Payable for investments purchased	499,822
Payable for distributions to shareholders	7,050,556
Payable for investment advisory fees	386,492
Payable for distribution (12b-1) fees	105,274
Payable for accounting and administration fees	21,244
Payable for transfer agent fees	11,236
Other accrued expenses	146,170
TOTAL LIABILITIES	8,694,847
NET ASSETS	$454,652,905

SOURCE OF NET ASSETS
As of May 31, 2019, net assets consisted of:
Paid-in capital	$565,505,440
Accumulated earnings (deficit), net of deferred taxes	(110,852,535)
NET ASSETS	$454,652,905

NET ASSETS:
Class A Shares	$449,319,127
Class C Shares	$5,333,778
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	49,816,489
Class C Shares	612,121
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$9.02
Class C Shares	$8.71
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$9.57
MAXIMUM SALES CHARGE:
Class A Shares	5.75%

See accompanying notes which are an integral part of these financial statements

4	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2019 (Unaudited)
INVESTMENT INCOME
MLP Distributions	$12,704,500
Less Return of Capital	(12,512,507)
Dividends (net of foreign taxes withheld of $73,763)	3,466,889
Interest	84,044
TOTAL INVESTMENT INCOME	3,742,926

EXPENSES
Investment advisory	2,341,278
Distribution (12b-1) — Class A	608,982
Distribution (12b-1) — Class C	28,569
Accounting and Administration	140,033
Transfer agent	63,171
Sub transfer agent	58,727
Directors	33,222
Printing	33,180
Legal	18,818
Insurance	18,788
Registration	18,091
Custodian	17,402
Auditing	16,432
Chief Compliance Officer	6,523
Interest	4,741
Other	72,923
TOTAL EXPENSES	3,480,880
NET INVESTMENT INCOME BEFORE TAXES	262,046
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET INVESTMENT INCOME NET OF DEFERRED TAXES	262,046

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(4,469,764)
Net realized gain on foreign currency transactions	687
Current and deferred income tax expense/(benefit), net of valuation allowance	—
Net realized loss, net of deferred taxes	(4,469,077)
Net change in unrealized appreciation of investments	11,493,271
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,024,194
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,286,240

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	5

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2019 (Unaudited)	For the Year Ended November 30, 2018
OPERATIONS
Net investment income (loss) net of deferred taxes	$262,046	$(3,360,494)
Net realized loss on investment transactions, net of deferred taxes	(4,469,077)	(31,276,939)
Net change in unrealized appreciation of investments, net of deferred taxes	11,493,271	7,585,928
Net increase (decrease) in net assets resulting from operations	7,286,240	(27,051,505)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(42,572,566)	(99,904,176)
Class C	(518,931)	(1,075,174)
Total distributions to shareholders	(43,091,497)	(100,979,350)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	22,183,526	78,395,936
Shares issued from reinvestment of distributions	18,498,424	46,630,482
Shares redeemed	(64,530,050)	(136,495,008)
Total Class A Shares	(23,848,100)	(11,468,590)
Class C Shares:
Shares sold	457,744	1,469,882
Shares issued from reinvestment of distributions	233,538	549,796
Shares redeemed	(684,047)	(1,128,082)
Total Class C Shares	7,235	891,596
Decrease in net assets derived from capital share transactions	(23,840,865)	(10,576,994)
Total decrease in Net Assets	(59,646,122)	(138,607,849)

NET ASSETS
Beginning of period	514,299,027	652,906,876
End of period	$454,652,905	$514,299,027

SHARE TRANSACTIONS
Class A Shares:
Shares sold	2,312,593	6,735,557	(a)
Shares issued from reinvestment of distributions	1,965,871	4,156,468	(a)
Shares redeemed	(6,738,724)	(12,135,121	)(a)
Total Class A Shares	(2,460,260)	(1,243,096)
Class C Shares:
Shares sold	48,522	128,569	(a)
Shares issued from reinvestment of distributions	25,609	50,346	(a)
Shares redeemed	(73,701)	(101,246	)(a)
Total Class C Shares	430	77,669
Decrease in shares outstanding	(2,459,830)	(1,165,427)

(a)	Share amounts have been adjusted for 1:3 reverse stock split that occurred on April 20, 2018.

See accompanying notes which are an integral part of these financial statements

6	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — CLASS A

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six Months Ended May 31, 2019		For the Year Ended November 30				For the Period Ended November 30,
	(Unaudited)		2018	2017	2016	2015	2014(a)
Net Asset Value, Beginning of Period	$9.73		$12.09	$14.73	$16.35	$26.79	$30.00

From Investment Operations:
Net investment income (loss)(b)	0.01		(0.06)	(0.12)	(0.12)	(0.27)	(0.15)
Return of capital(b)	0.25		0.64	0.75	0.90	1.53	0.78
Net realized and unrealized gain (loss) on investments	(0.13)		(1.06)	(1.02)	(0.15)	(9.45)	(3.09)
Total from investment operations	0.13		(0.48)	(0.39)	0.63	(8.19)	(2.46)

Less Distributions:
Distributions from net investment income	—		—	—	—	—	(0.03)
Distributions from return of capital	(0.84)		(1.88)	(2.25)	(2.25)	(2.25)	(0.72)
Total distributions	(0.84)		(1.88)	(2.25)	(2.25)	(2.25)	(0.75)

Net Asset Value, End of Period	$9.02		$9.73	$12.09	$14.73	$16.35	$26.79
Total Return(c)	1.33	%(d)	(4.95)%	(3.62)%	5.17%	(32.13)%	(8.35	)%(d)

Ratios and Supplemental Data:
Net assets, end of year (000)	$449,319		$508,512	$646,562	$554,182	$291,733	$121,211
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.40	%(e)	1.38%	1.38%	1.43%	1.49%	1.86	%(e)
Net of expense waivers or recoupment and before deferred tax benefit	1.40	%(e)	1.38%	1.38%	1.43%	1.52%	1.55	%(e)
Deferred tax expense(f)	0.00	%(e)	0.00%	0.00%	0.00%	0.02%	0.00	%(e)
Total net expenses	1.40	%(e)	1.38%	1.38%	1.43%	1.54%	1.55	%(e)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	0.11	%(e)	(0.54)%	(0.79)%	(0.87)%	(1.12)%	(1.76	)%(e)
Net of expense waivers or recoupment and before deferred tax benefit	0.11	%(e)	(0.54)%	(0.79)%	(0.87)%	(1.15)%	(1.45	)%(e)
Deferred tax benefit (loss)(g)	0.00	%(e)	0.00%	0.00%	0.00%	(0.06)%	0.51	%(e)
Net investment income (loss)	0.11	%(e)	(0.54)%	(0.79)%	(0.87)%	(1.21)%	(0.94	)%(e)
Portfolio turnover rate	13	%(d)	19%	11%	18%	15%	12	%(d)

(a)	For the period July 10, 2014 (commencement of operations) to November 30, 2014.
(b)	Calculated based on the average number of shares outstanding during the period.
(c)	Calculation does not reflect sales load.
(d)	Not annualized.
(e)	Annualized.
(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).
(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	7

FINANCIAL HIGHLIGHTS — CLASS C

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six Months Ended May 31, 2019		For the Year Ended November 30		For the Period Ended November 30,
	(Unaudited)		2018	2017	2016*
Net Asset Value, Beginning of Period	$9.46		$11.88	$14.64	$13.41

From Investment Operations:
Net investment loss(b)	(0.03)		(0.14)	(0.21)	(0.18)
Return of capital(b)	0.25		0.62	0.75	0.72
Net realized and unrealized (loss) gain on investments	(0.13)		(1.02)	(1.05)	2.37
Total from investment operations	0.09		(0.54)	(0.51)	2.91

Less Distributions:
Distributions from return of capital	(0.84)		(1.88)	(2.25)	(1.68)
Total distributions	(0.84)		(1.88)	(2.25)	(1.68)

Net Asset Value, End of Period	$8.71		$9.46	$11.88	$14.64
Total Return(c)	0.93	%(d)	(5.60)%	(4.52)%	21.58	%(d)

Ratios and Supplemental Data:
Net assets, end of year (000)	$5,334		$5,787	$6,344	$2,851
Ratio of expenses to average net assets:
Before deferred tax benefit	2.15	%(e)	2.13%	2.13%	2.16	%(e)
Deferred tax expense(f)	0.00	%(e)	0.00%	0.00%	0.00	%(e)
Total net expenses	2.15	%(e)	2.13%	2.13%	2.16	%(e)
Ratio of net investment income (loss) to average net assets:
Before deferred tax benefit	(0.63	)%(e)	(1.28)%	(1.49)%	(1.67	)%(e)
Deferred tax benefit	0.00	%(e)	0.00%	0.00%	0.00	%(e)
Net investment income (loss)(g)	(0.63	)%(e)	(1.28)%	(1.49)%	(1.67	)%(e)
Portfolio turnover rate	13	%(d)	19%	11%	18	%(d)

(a)	For the period July 10, 2014 (commencement of operations) to November 30, 2014.
(b)	Calculated based on the average number of shares outstanding during the period.
(c)	Calculation does not reflect sales load.
(d)	Not annualized.
(e)	Annualized.
(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).
(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

8	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2019 (UNAUDITED)

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds, each with its own investment objective and strategy. The Fund commenced operations on July 10, 2014. The Fund seeks to provide shareholders with total return, which may consist of income dividends, distributions of long-term capital gains and/or return of capital, through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation.

The Fund currently offers Class A Shares and Class C Shares. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. A CDSC of 1.00% on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 –

Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

ENERGY FUND	9

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2019 (UNAUDITED)

The summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Master Limited Partnerships - Common Stocks	$303,446,306	$—	$—	$303,446,306
Common Stocks	150,632,744	—	—	150,632,744
Money Market Funds	5,364,703	—	—	5,364,703
Total Investment Securities	$459,443,753	$—	$—	$459,443,753

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

C. Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, Spirit of America Energy Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

May 31, 2019	Current	Deferred	Total
Federal	$—	1,204,366	$1,204,366
State (net of federal)	—	178,934	178,934
Valuation Allowance	—	(1,383,300)	(1,383,300)
Total tax expense	$—	$—	$—

10	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2019 (UNAUDITED)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:	As of May 31, 2019
Net operating loss carryforward	21,505,860
Net capital loss carryforward	21,807,586
Other	316,716
Valuation Allowance	(28,227,278)
$15,402,884
Deferred tax liability:
Net unrealized gain on investment securities	(15,402,884)
Net Deferred Tax Asset/(Liability)	—

Net operating loss carryforwards are available to offset future taxable income. For net operating losses generated prior to December 31, 2017, net operating loss carryforwards can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. For tax years after December 31, 2017, net operating losses generated by the Fund in the future are eligible to be carried forward indefinitely. In addition, the utilization of NOLs generated in tax years beginning after December 31, 2017 will be limited to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation is effective for the NOLs generated in the current fiscal period ending in November 30, 2019. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$5,190,028	November 30, 2035
November 30, 2016	25,466,568	November 30, 2036
November 30, 2017	40,373,794	November 30, 2037
November 30, 2018	18,131,548	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$9,221,227	November 30, 2020
November 30, 2016	35,470,784	November 30, 2021
November 30, 2017	6,587,134	November 30, 2022
November 30, 2018	21,450,335	November 30, 2023
November 30, 2019	17,683,397	November 30, 2024

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based upon the Fund’s assessment, it has determined that is it more likely than not that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant changes in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may impact the valuation allowances recorded against all or a portion of the Fund’s gross deferred tax assets.

ENERGY FUND	11

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2019 (UNAUDITED)

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Six Months Ended May 31, 2019
Income tax expense at statutory rate	1,530,110
State income taxes (net of federal effect)	227,331
Permanent differences, net	(374,141)
Valuation Allowance	(1,383,300)
Net income tax expense	$—

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the six months ended May 31, 2019, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended, November 30, 2015, November 30, 2016 and November 30, 2017 and November 30, 2018 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Six Months Ended May 31, 2019
Gross unrealized appreciation - investment securities	$90,045,567
Gross unrealized depreciation - investment securities	(26,186,182)
Net unrealized appreciation - investment securities	$63,859,385
Cost basis of investments	$395,584,368

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Board has set a distribution policy in which the Fund pays fixed rate monthly distributions to shareholders, all or a portion of which is expected to be characterized as return of capital. Return of capital distributions will generally not be taxable to the shareholders for U.S. federal income tax purposes. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

12	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2019 (UNAUDITED)

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the six months ended May 31, 2019, excluding short-term investments, were $61,630,548 and $133,110,085, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the six months ended May 31, 2019 were $2,341,278.

The Fund has adopted a Plan of Distribution (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay David Lerner Associates, Inc. (the “Distributor”) from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Energy Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Each class of shares of the Energy Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Energy Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the six months ended May 31, 2019, fees paid to the Distributor under the Plan were $637,551.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended May 31, 2019, sales charges received by the Distributor were $978,635. CDSC fees collected for the six months ended May 31, 2019 were $1,403 for Class A Shares and $1,413 for Class C Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,400, $1,500 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers directly for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended May 31, 2019, the Fund was allocated $6,523 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and- demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

ENERGY FUND	13

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2019 (UNAUDITED)

Note 6 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 22, 2020. Borrowings under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Company is the lesser of $3,000,000 or 10% of the Funds’ daily market value. During the six months ended May 31, 2019, the Fund’s borrowing activity was as follows:

Total bank line of credit as of May 31, 2019	$3,000,000
Average borrowings during period	$217,357
Number of days outstanding*	16
Average interest rate during period	4.006%
Highest balance drawn during period	$1,195,860
Highest balance interest rate	4.006%
Interest expense incurred	$4,741
Interest rate at May 31, 2019	3.979%

*	Number of days outstanding represents the total days during the six months ended May 31, 2019 that the Fund utilized the line of credit.

Note 7 – Subsequent Events

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no items requiring additional disclosure.

14	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD DECEMBER 1, 2018 TO MAY 31, 2019

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, December 1, 2018 to May 31, 2019.

	Beginning Account Value, December 1, 2018	Ending Account Value, May 31, 2019	Expenses Annualized Expense Ratio	Expenses Paid During Period(1)
Class A Shares
Actual	$ 1,000.00	$ 1,013.30	1.40%	$ 7.05
Hypothetical(2)	$ 1,000.00	$ 1,017.93	1.40%	$ 7.07
Class C Shares
Actual	$ 1,000.00	$ 1,009.30	2.15%	$ 10.79
Hypothetical(2)	$ 1,000.00	$ 1,014.19	2.15%	$ 10.82

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Assumes a 5% annual return before expenses.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

ENERGY FUND	15

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on May 15, 2019, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of the Spirit of America Energy Fund (the “Fund”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Fund’s shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Fund, relevant indices and Morningstar category peer funds as of December 31, 2018 in the form of reports generated by the Fund’s administrator; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Fund’s administrator; (iv) graphs of performance comparisons for the minimum performing fund, maximum performing fund, average performing fund and median performing fund for various time periods in the form of reports generated by the Fund’s administrator; (v) the allocation of the Fund’s brokerage commissions, (vi) the record of compliance with the Fund’s investment policies and restrictions and with the Fund’s Code of Ethics as well as the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Fund’s investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) the Form ADV of the Adviser; and (ix) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Fund’s portfolio manager, with respect to, among other things, personnel, the Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

●	The investment performance of the Fund over various time periods both by itself and in relation to relevant indices;

●	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

●	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

●	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

●

The investment management staffing and the experience of the Adviser, as well as the Adviser’s administrative and other personnel providing services to the Fund and the historical quality of the services provided by the Adviser; and

●	The profitability to the Adviser of managing and its affiliate of distributing the Fund, and the methodology in allocating expenses to the management of the Fund.

16	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of the Fund. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Fund; (2) the investment performance of the Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (6) any other relevant considerations that the Board deems appropriate.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services provided by the Adviser, which included the following: regulatory filings and disclosure to the Fund’s shareholders, general oversight of the Fund’s service providers, coordination of Fund marketing initiatives, review of Fund legal issues and other services. The Board, including the Independent Directors, noted the ever-increasing responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services provided to the Fund are extensive in nature, that the Adviser delivered a high level of service to the Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Fund and the Adviser.

The Board, including the Independent Directors, reviewed the Fund’s short-term and long-term investment performance over various periods of time as compared to both relevant indices and the performance of the Fund’s peer groups, and concluded that the Fund was delivering reasonable performance results, in particular over the long-term, and that the Fund’s results were consistent with the investment strategies followed by the Fund.

3. Costs of Services and Profits Realized by the Adviser.

a.

The Board, including the Independent Directors, considered the information provided by the Fund’s administrator, including the comparative graphs, regarding the Fund’s management fee and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Fund had a gross management fee of 0.95% as compared to the median in its peer group of 1.00%, and, the performance for the 1-year period was -17.19% as compared to the median of its peer group of -16.94%. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Fund. The Board noted that the fees were lower than the median of its peer group and that the Fund’s fees were not unreasonable.

b.

Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Fund. The Board noted that increased fixed costs, and in particular legal and audit fees in response to increasing regulations, have had a greater impact on small fund families than on larger fund complexes . Therefore, the Board acknowledged that the overall expenses of the Fund may compare unfavorably to the overall expenses of some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Fund and noted that the Adviser has devoted a large amount of its resources to the Fund over the years. The Adviser’s management noted that the Fund’s expense analysis does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, then determined that the Adviser’s profitability was at a fair and acceptable level, especially given the quality of the services being provided to the Fund, and that it bore a reasonable relationship to the services rendered.

ENERGY FUND	17

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

4. Extent of Economies of Scale as the Fund Grows.

The Board, including the Independent Directors, considered whether there had been economies of scale regarding the management of the Fund and whether the Fund would appropriately benefit from any economies of scale. Because of the relatively small size of the Fund, the Board did not believe that significant (if any) economies of scale had been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board, including the Independent Directors, considered the fact that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as Fund assets grow. The Board, however, noted the enhancements in personnel and services provided to the Fund by the Adviser, without any fee increase. The Board confirmed that it would continue to review the concept of breakpoints in subsequent years as the Fund’s assets grow.

6. Other Relevant Considerations.

a.

Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, experience and education of the Adviser’s staff, its fundamental research capabilities, and its approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these factors enable the Adviser to provide a high level of service to the Fund. Additionally, the Board considered the history, reputation, qualifications and background of the Adviser along with the qualifications of the Adviser’s personnel.

b.

The Board, including the Independent Directors, then reviewed the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund, including the benefits received by the affiliated distributor. The Board determined that potential “fall-out” benefits that the Adviser and its affiliates might receive, such as greater name recognition or increased ability to obtain research services (although the Board observed that the Adviser currently did not use soft dollars for research services), appeared to be reasonable, and might in certain instances benefit the Fund.

Conclusions. The Board, including the Independent Directors, did not view any one factor as all-important or all-controlling but rather considered the aforementioned factors and other factors collectively in light of the Fund’s surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement and concluded that the renewal of the Investment Advisory Agreement was in the best interests of the Fund’s shareholders. In addition, the Independent Directors concluded that the fees charged to the Fund for the services provided were not unreasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

18	SPIRIT OF AMERICA

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ENERGY FUND	19

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20	SPIRIT OF AMERICA

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ENERGY FUND	21

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Energy Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Disclosure

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within sixty days after the end of the period. The Company’s portfolio holdings will be available on the SEC’s website at http://www.sec.gov.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102-2529

Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2019 Spirit of America	SOAEN-SAR19

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Spirit of America Funds, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	7/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	7/24/2019

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date	7/24/2019